UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2016, immediately following the 2016 Annual Meeting of Stockholders of Stericycle, Inc. (the “Company”), Mark C. Miller, the Executive Chairman of the board of directors (the “Board”), transitioned into the role of Chairman of the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2016, the Board adopted an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”). The amendments are described as follows:

•	Removed the restrictions on the Board to fix the date of the annual meeting only during certain months of the year.

•	Allowed the list of stockholders entitled to vote at any meeting of stockholders to be made available on an electronic network.

•	Added and clarified advance notice provisions to further establish the procedural and notification requirements applicable to any stockholder who wishes to propose business or nominate directors at an annual meeting of stockholders without including such matters in the Company’s proxy materials.

•	Added and clarified procedural requirements applicable to the process by which stockholders may take action without a meeting by written consent to provide for an orderly process. These amendments were not intended to eliminate or diminish any stockholder’s right to act by written consent.

•	Removed the specific duties of the Lead Director from the bylaws to allow the Board more flexibility to modify these duties as needed from time to time.

•	Added a general enforceability clause.

•	Added provisions specifying that Delaware will be the sole and exclusive forum for certain types of legal actions unless the Company consents in writing to the selection of an alternative forum.

The Board also approved a number of other amendments to the Company’s bylaws that had as their purpose general consistency and the clarification of administrative provisions.

A copy of the Amended and Restated Bylaws, which became effective immediately upon their adoption by the Board, is attached as Exhibit 3(ii).1 to this current report on Form 8-K and is incorporated by reference herein. A copy of the Amended and Restated Bylaws marked to show all changes from the former bylaws is attached as Exhibit 3(ii).2 to this current report on Form 8-K and is also incorporated by reference herein. The foregoing description of the changes effected by the Amended and Restated Bylaws is qualified by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3(ii).1	Amended and Restated Bylaws of Stericycle, Inc., adopted on May 25, 2016

3(ii).2	Amended and Restated Bylaws of Stericycle, Inc., marked to show changes effected by amendments adopted on May 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2016	Stericycle, Inc.

	By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii).1	Amended and Restated Bylaws of Stericycle, Inc., adopted on May 25, 2016

3(ii).2	Amended and Restated Bylaws of Stericycle, Inc., marked to show changes effected by amendments adopted on May 25, 2016